                                 EXHIBIT 23.2

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made part of this Form S-8 Registration Statement.

                                                       /s/ Arthur Andersen LLP
New York, New York
October 17, 1997